SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K



                          CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):

                         January 17, 2000

                        METRIS MASTER TRUST
                      METRIS RECEIVABLES, INC.

                (Originator of the Metris Master Trust)
         (Exact name of registrant as specified in its charter)


         Delaware               033-99514            41-1810301
 (State of Incorporation) (Commission File Number)  (IRS Employer
                                                   Identification No.)



   600 South Highway 169, Suite 300, St. Louis Park, Minnesota 55426
               (Address of principal executive offices)


                             (612) 417-5645
           (Registrant's telephone number, including area code)



                        METRIS RECEIVABLES, INC.
                      Current Report on Form 8-K


Item 7.  Financial Statements and Exhibits

         Ex. 20a   Series 1996-1 January Certificateholders' Statement

         Ex. 20b   Series 1997-1 January Certificateholders' Statement

         Ex. 20c   Series 1997-2 January Certificateholders' Statement

         Ex. 20d   Series 1998-2 January Certificateholders' Statement

         Ex. 20e   Series 1998-3 January Securityholder's Statement

         Ex. 20f   Series 1999-1 January Securityholder's Statement

         Ex. 20g   Series 1999-2 January Securityholder's Statement

         Ex. 20h   Series 1999-3 January Securityholder's Statement


                                SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           METRIS RECEIVABLES, INC.



                                           By /s/ Paul T. Runice
                                             Senior Vice President and Treasurer

Dated:  January 17, 2000